Mosaic Government Money Market

Annual Report
September 30, 2001

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

The twelve-month period ended September 30, 2001 saw the effective annual yield of Government Money Market fall to 2.27% from 5.84% in the wake of significant Federal Reserve Bank interest rate easing, a weakening economy, and the shocking events of September. The Federal Reserve’s rate decreases are quickly reflected in the yield of money markets, which hold very short-term notes. The aggressive easing by the Federal Reserve is a sign of the difficult economic and geo-political times that developed over the past year. These difficulties are exemplified by the dramatic drop in the stock market, with the S&P 500 falling ?26.62% over the twelve-month period.

Economic Overview

The economic and investment overview for this annual period is overshadowed by the tragic events of September 11 and their aftermath. We continue to live, work and invest in the deep economic and emotional wake of these events. It is impossible to review the last year without thinking with great sadness of all of our colleagues and fellow citizens who have been lost or injured in terrorist actions during this period.

Even before September, investors were seeking a safe haven in fixed income investments as a result of slowing economic growth, declining equity prices, and aggressive Fed easing. Money market funds were a particular favorite of investors, many of whom saw significant losses in their aggressive stock investments.

Throughout the year, few days passed when another company didn’t warn investors about lower sales, reduced earnings, or layoff announcements. Investors reacted by selling stocks, driving the broad stock market indices down sharply, and gravitating instead toward the bond market’s relative security. An already weak economy took a major plunge, as consumer confidence and spending spiraled downward in the wake of the September terrorism, sending the overall economy into a decidedly weaker position by the latter part of the annual period. The capital goods/technology sector had been particularly hard hit, and inventories have not yet corrected sufficiently to put demand and supply back into balance. In the last month of the quarter, travel and tourism industries were the immediate victims, while the economic ripples were being felt across many industries. The Fed accelerated their aggressive course of easing, reducing the Fed Funds target rate another 100 basis points (1%) in September, for a total of 350 basis points since the beginning of 2001.

Outlook

With a weak economy already established, there is a general consensus that the September attacks have pushed us into a true recession. This will mean continued weakness for the next quarter, and perhaps into the first half of 2002. However, inflation has remained muted, and increased unemployment will be just another factor dampening inflation, by reducing pressures on wage increases. Energy prices have moderated over the latter part of the period in review, and look to be considerably lower for the winter than a year previous. Corporate earnings, which have fallen throughout the period, strongly point to the depth of the weakening economy, which is likely to produce at least one more round of Fed easing. We foresee a rebound beginning in 2002, with associated increases in rates. However, we will likely see lower rates before higher ones, spelling moderate yields from Government Money Market, even as the fund continues to provide safety and positive returns in an uncertain economic environment.

Sincerely,

 (signature)

Christopher C. Berberet, CFA
Vice President

Independent Auditors’ Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of net assets, of Mosaic Government Money Market (the “Fund”) as of September 30, 2001, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the six-month period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Government Money Market as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche

(signature)

Chicago, Illinois
November 9, 2001

Statement of Net Assets

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENTAGENCY OBLIGATIONS: 90.7% of net assets
Federal Farm Credit Bank, 3.58%, 10/01/01	2,000,000	$2,000,000
Federal Farm Credit Bank, 3.35%, 11/07/01	3,250,000	3,238,810
Federal Home Loan Bank, 3.52%, 10/05/01	2,500,000	2,499,022
Federal Home Loan Bank, 3.58%, 10/12/01	2,000,000	1,997,812
Federal Home Loan Bank, 2.72%, 10/12/01	775,000	774,356
Federal Home Loan Bank, 2.0%, 10/17/01	1,650,000	1,648,533
Federal Home Loan Bank, 3.36%, 10/19/01	1,750,000	1,747,060
Federal Home Loan Bank, 2.63%, 10/19/01	870,000	868,856
Federal Home Loan Bank, 3.41%, 10/31/01	2,000,000	1,994,317
Federal Home Loan Bank, 3.33%, 11/23/01	2,000,000	1,990,195
Federal Home Loan Mortgage Corp, 3.49%, 10/02/01	1,500,000	1,499,855
Federal Home Loan Mortgage Corp, 2.75%, 10/02/01	660,000	659,950
Federal Home Loan Mortgage Corp, 3.44%, 10/09/01	2,250,000	2,248,280
Federal Home Loan Mortgage Corp, 2.0%, 10/26/01	2,000,000	1,997,222
Federal Home Loan Mortgage Corp, 2.57%, 11/13/01	2,000,000	1,993,861
Federal National Mortgage Association, 3.62%, 10/04/01	2,000,000	1,999,397
Federal National Mortgage Association, 2.72%, 10/12/01	839,000	838,303
Federal National Mortgage Association, 3.41%, 10/19/01	2,500,000	2,495,737
Federal National Mortgage Association, 2.62%, 10/24/01	2,000,000	1,996,652
Federal National Mortgage Association, 3.38%, 11/15/01	2,000,000	1,991,550
Federal National Mortgage Association, 3.29%, 11/16/01	2,000,000	1,991,592
TOTAL U.S. GOVERNMENTAGENCY OBLIGATIONS (cost $38,471,360)		$38,471,360
REPURCHASE AGREEMENT: 9.5% of net assets
Morgan Stanley Dean Witter and Company, 2.75%, dated 9/28/01, matures 10/1/01, repurchase price $4,026,923 (collateralized by United States Treasury Bond, par value $3,265,022, 7.5%, 11/15/16; market value $4,106,829)		4,026,000)
TOTAL INVESTMENTS (cost $42,497,360)+		$42,497,360)
CASH AND RECEIVABLES LESS LIABILITIES: (0.2)% of net assets		(84,814)
NET ASSETS: 100%		$42,412,546)
CAPITAL SHARES OUTSTANDING		42,412,628)
NET ASSET VALUE PER SHARE		$1.00)

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of September 30, 2001

Statement of Operations

For the year ended September 30, 2001

INVESTMENT INCOME (Note 1)
Interest income	$2,088,716
EXPENSES (Notes 3 and 4)
Investment advisory fees	204,728
Other expenses	155,596
Total expenses	360,324
NET INVESTMENT INCOME	$1,728,392

Statements of Changes in Net Assets

	Year Ended September 30, 2001	Year Ended September 30, 2000
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$01,728,392	$02,248,986
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,728,392)	(2,248,986)
CAPITAL SHARE TRANSACTIONS (Note 5)	362,190	(1,294,318)
TOTAL INCREASE (DECREASE) IN NET ASSETS	362,190	(1,294,318)
NET ASSETS
Beginning of year	$42,050,356	$43,344,674
End of year	$42,412,546	$42,050,356

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Year Ended September 30,				Six Months Ended Sept. 30,	Year Ended Mar. 31,
	2001	2000	1999	1998	1997	1997
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.04	0.05	0.04	0.05	0.02	0.04
Less distributions from net investment income	(0.04)	(0.05)	(0.04)	(0.05)	(0.02)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	4.30	5.24	4.19	4.76	2.33	4.38
Ratios and supplemental data
Net assets, end of period (thousands)	$42,413	$42,050	$43,345	$46,512	$50,793	$54,687
Ratio of expenses to average net assets (%)	0.88	0.88	0.88	0.88	0.90[1]	1.05
Ratio of expenses to average net assets after fee waiver (%)	.--	.--	.--	0.87	.--	.--
Ratio of net investment income to average net assets (%)	4.21	5.13	4.11	4.65	4.58[1]	4.29
Ratio of net investment income to average net assets after fee waiver (%)	.--	.--	.--	4.66	.--	.--

1 Annualized.

Notes to Financial Statements

For the year ended September 30, 2001

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal am?unt to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (“the Advisor”), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2001.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.38%) of average net assets. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Year Ended September 30,
	2001	2000
Shares sold	$19,999,965	$34,866,208
Shares issued in reinvestment of dividends	1,670,686	2,162,961
Total shares issued	21,670,651	37,029,169
Shares redeemed	21,308,461	38,323,487
Net increase (decrease)	$362,190	$(1,294,318)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888-670-3600

Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711
www.mosaicfunds.com

SEC File Number 811-2910